UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2009

Jade Art Group Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-137134	71-1021813

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

#35 Baita Zhong Raod,
Yujiang Count, Jiangxi Province,	335200
P. R. of China
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646)-200-6328

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is filed by Jade Art Group Inc. a Nevada corporation (the “Company”), in connection with the items described below.  It amends that certain Current Report on Form 8-K, dated July 13, 2009, which was filed by the Company with the Commission on July 17, 2009.

Item 4.01: Changes In Registrant's Certifying Accountant

Effective as of July 13, 2009, the Company dismissed Chisholm, Bierwolf, Nilson & Morrill, LLC  ("CBNM"), the Company's independent registered public accounting firm. The decision to change accountants was approved by the Company's Board of Directors.

CBNM reported on the Company's consolidated balance sheets as of December 31, 2008 and 2007, and the related consolidated statements of operations and comprehensive income, stockholders' equity (deficit) and cash flows for the years ended December 31, 2008 and December 31, 2007, and reviewed the Company’s consolidated financial statements for the period ending March 31, 2009. For these periods and up to July 13, 2009, there were no disagreements with CBNM on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of CBNM, would have caused it to make reference thereto in its report on the financial statements for such years.  During such years, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The reports of CBNM on the Company's consolidated balance sheets as of December 31, 2008 and 2007, and the related consolidated statements of operations and comprehensive income, stockholders' equity (deficit) and cash flows for the years ended December 31, 2008 and December 31, 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided CBNM with a copy of the foregoing disclosure and requested that CBNM provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item. A copy of such letter, dated September 3, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

The Company has engaged Davis Accounting Group P.C. of Cedar City, Utah (“DAG”) to assume the role of its new principal independent accountants. The decision to engage DAG was approved by the Board of Directors on July 13, 2009. The Company signed the DAG engagement letter on July 13, 2009 after DAG completed its internal procedures related to new attest client acceptance.

During the fiscal year ended December 31, 2007 through July 13, 2009, the Company did not consult with DAG on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and DAG did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(V) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

16.1	Letter from Chisholm, Bierwolf, Nilson & Morrill, LLC dated September 3, 2009 to the Securities and Exchange Commission

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jade Art Group Inc.
Date: September 3, 2009	By:	/s/ Hua-Cai Song
Hua-Cai Song
Chief Executive Officer